Exhibit 99.2

Second Quarter 2019
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the anticipated spin-off of our Upstream Energy business into a new stand-alone company, statements regarding our future financial and business performance and prospects, including forecasted 2019 third quarter and full year business and financial results, margins, pricing, delivered product costs, investments, M&A activity, and restructuring or efficiency initiative activities. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; the proposed spin-off of our Upstream Energy business may be delayed or not completed at all and may not achieve the intended benefits; our ability to attract and retain high caliber management talent to lead our business; our ability to develop competitive advantages through innovation and to commercialize digital solutions; exposure to global economic, political and legal risks related to our international operations including trade sanctions; difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

2Q 2019 Overview

◢Sales:

▪	Reported sales +2%; fixed currency sales +5% with acquisition adjusted fixed currency sales +4%.

◢Operating Income:

▪	Reported operating margin -10 bps; adjusted operating margin +110 bps; adjusted fixed currency operating margin +120 bps.
▪	Reported operating income +1% with adjusted operating income +10%; adjusted fixed currency operating income +14%.
▪

Growth was led by double-digit gains in our Industrial and Other segments and improved growth in the Institutional segment as pricing, volume growth and cost saving initiatives more than offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $1.26, +5%.
▪	Adjusted diluted EPS $1.42, +12% as strengthening operating income growth, driven by pricing, volume growth and cost savings initiatives, drove the gain.

◢Outlook:

▪	2019: Adjusted diluted EPS forecast of $5.80 to $6.00, +10% to 14%.
▪	3Q 2019: Adjusted diluted EPS forecast of $1.65 to $1.75, +8% to 14%.

The outlook provided above is for consolidated Ecolab operations and continues to include the Upstream Energy business.

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

2Q 2019 Results

	Second Quarter Ended June 30
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2019	2018	Change	2019	2018	Change
Net sales	$ 3,759.4	$ 3,689.6	2%	$ 3,759.4	$ 3,689.6	2%
Operating income	498.6	494.6	1%	556.4	506.6	10%
Net income attributable to Ecolab	368.6	351.3	5%	415.5	372.3	12%
Diluted earnings per share	$ 1.26	$ 1.20	5%	$ 1.42	$ 1.27	12%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2019	2018	Change	2019	2018	Change
Net sales	$ 3,788.3	$ 3,615.5	5%	$ 3,788.3	$ 3,615.5	5%
Operating income	503.0	481.2	5%	560.8	493.2	14%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

2Q 2019 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Water	8%	8%	Volume & mix	1%
Food & Beverage	9%	5%	Pricing	3%
Paper	2%	2%	Subtotal	4%
Textile Care	1%	1%	Acq./Div.	1%
Life Sciences	43%	14%	Fixed currency growth	5%
Total Global Industrial	8%	6%	Currency impact	-3%
			Total	2%
Global Institutional
Institutional	3%	3%
Specialty	6%	5%
Healthcare	4%	4%
Total Global Institutional	4%	3%

Global Energy	1%	1%

Other
Pest Elimination	7%	7%
Colloidal Technologies	5%	5%
Total Other	6%	6%

Total	5%	4%

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

2Q 2019 Income Statement / Margins

($ millions, unaudited)	2019	% sales	2018	% sales	% change	Comments*

Gross Profit	$ 1,551.2	41.3%	$ 1,543.5	41.8%	0%	Adjusted gross margins were 41.5% in 2019 and 41.8% in 2018 as increased pricing and cost savings were more than offset by higher delivered product costs and business mix.

SG&A	1,002.7	26.7%	1,036.8	28.1%	(3)%	The ratio decreased 140 bps as sales volume leverage, cost savings actions and business mix more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	208.7	15.0%	162.8	12.6%	28%

Acquisition adjusted margins were 15.3% in 2019 and 12.6% in 2018.  Margins increased 270 bps as pricing and cost savings more than offset higher delivered product costs and investments in the business.

Global Institutional	258.9	19.6%	247.0	19.3%	5%

Acquisition adjusted margins were 20.0% in 2019 and 19.3% in 2018.  Margins increased 70 bps as pricing, volume and cost savings more than offset investments in the business and higher delivered product costs.

Global Energy	88.9	10.6%	86.4	10.4%	3%	Acquisition adjusted margins were 10.6% in 2019 and 10.5% in 2018. Margins increased 10 bps led by pricing and cost savings.

Other	44.1	19.1%	39.0	18.0%	13%	Acquisition adjusted fixed currency margins were 19.1% in 2019 vs. 18.0% in 2018. The 110 bps increase reflected pricing and sales volume gains.
Subtotal at fixed FX	600.6	15.9%	535.2	14.8%	12%
FX	(4.6)		14.0

Corporate
Corp. Expense	(39.6)		(42.6)			Nalco intangible amortization

Special Gains/(Ch.)	(57.8)		(12.0)			2019: Primarily restructuring charges and Upstream Energy spin-off charges. 2018: Primarily restructuring charges.
Total Corporate Exp.	(97.4)		(54.6)

Consolidated Op. Inc.	$ 498.6	13.3%	$ 494.6	13.4%	1%

2019 acquisition adjusted fixed currency operating margins were 15.1%, a 140 bps increase vs. the equivalent 2018 margin of 13.7%.  Pricing, volume growth and cost savings initiatives more than offset the impact of higher delivered product costs and investments in the business during the quarter.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

2Q 2019 Balance Sheet / Cash Flow

Summary Balance Sheet
	June 30			June 30
(millions, unaudited)	2019	2018	(millions, unaudited)	2019	2018
Cash and cash eq.	$ 85.7	$ 54.2	Short-term debt	$ 1,069.4	$ 874.5
Accounts receivable, net	2,747.1	2,635.4	Accounts payable	1,297.9	1,242.1
Inventories	1,625.3	1,557.6	Other current liabilities	1,760.4	1,507.2
Other current assets	395.4	360.7	Long-term debt	5,987.1	6,343.1
PP&E, net	3,866.9	3,758.7	Pension/Postretirement	928.2	981.0
Goodwill and intangibles	11,010.3	11,100.7	Other liabilities	1,515.2	1,095.2
Other assets	1,096.9	484.3	Total equity	8,269.4	7,908.5
Total assets	$ 20,827.6	$ 19,951.6	Total liab. and equity	$ 20,827.6	$ 19,951.6

Selected Cash Flow items			Selected Balance Sheet measures
	Six Months Ended
	June 30			June 30
(millions, unaudited)	2019	2018	(unaudited)	2019	2018
Cash from op. activities	$ 917.5	$ 785.7	Total Debt/Total Capital	46.0%	47.7%
Depreciation	323.3	305.5	Net Debt/Total Capital	45.7%	47.5%
Amortization	160.5	160.3	Net Debt/EBITDA(*)	2.3	2.4
Capital expenditures	370.5	412.5	Net Debt/Adjusted EBITDA(*)	2.2	2.4

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

Appendix

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent)	2019	2018	2019	2018

Net sales
Reported GAAP net sales	$ 3,759.4	$ 3,689.6	$ 7,264.8	$ 7,160.5
Effect of foreign currency translation	28.9	(74.1)	46.5	(148.9)
Non-GAAP fixed currency sales	3,788.3	3,615.5	7,311.3	7,011.6
Effect of acquisitions and divestitures	(30.8)	(1.8)	(55.9)	(12.0)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,757.5	$ 3,613.7	$ 7,255.4	$ 6,999.6

Cost of Sales
Reported GAAP cost of sales	$ 2,208.2	$ 2,146.1	$ 4,297.8	$ 4,218.4
Special (gains) and charges	7.9	(0.1)	11.5	(0.1)
Non-GAAP adjusted cost of sales	$ 2,200.3	$ 2,146.2	$ 4,286.3	$ 4,218.5

Gross Margin
Reported GAAP gross margin	41.3%	41.8%	40.8%	41.1%
Non-GAAP adjusted gross margin	41.5%	41.8%	41.0%	41.1%

Operating income
Reported GAAP operating income	$ 498.6	$ 494.6	$ 865.8	$ 848.9
Effect of foreign currency translation	4.4	(13.4)	5.5	(22.6)
Non-GAAP fixed currency operating income	503.0	481.2	871.3	826.3
Special (gains) and charges	57.8	12.0	101.7	38.0
Non-GAAP adjusted fixed currency operating income	560.8	493.2	973.0	864.3
Effect of acquisitions and divestitures	5.2	0.1	8.6	0.5
Non-GAAP acquisition adjusted fixed currency operating income	$ 566.0	$ 493.3	$ 981.6	$ 864.8

Operating Income Margin
Reported GAAP operating income margin	13.3%	13.4%	11.9%	11.9%
Non-GAAP adjusted fixed currency operating income margin	14.8%	13.6%	13.3%	12.3%

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent and per share)	2019	2018	2019	2018

Interest expense, net
Reported GAAP interest expense, net	$ 49.5	$ 56.3	$ 98.9	$ 112.7
Special (gains) and charges, after tax	-	-	0.2	0.0
Non-GAAP adjusted interest expense, net	$ 49.5	$ 56.3	$ 98.7	$ 112.7

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 368.6	$ 351.3	$ 665.1	$ 598.6
Special (gains) and charges, after tax	45.9	8.9	77.4	28.6
Discrete tax net expense (benefit)	1.0	12.1	(26.7)	12.0
Non-GAAP adjusted net income attributable to Ecolab	$ 415.5	$ 372.3	$ 715.8	$ 639.2

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.26	$ 1.20	$ 2.28	$ 2.04
Special (gains) and charges, after tax	0.16	0.03	0.26	0.10
Discrete tax net expense (benefit)	-	0.04	(0.09)	0.04
Non-GAAP adjusted diluted EPS	$ 1.42	$ 1.27	$ 2.45	$ 2.18

Provision for Income Taxes
Reported GAAP tax rate	20.8%	22.8%	16.9%	22.4%
Special gains and charges	-	0.1	0.8	0.1
Discrete tax items	(0.2)	(2.6)	2.9	(1.5)
Non-GAAP adjusted tax rate	20.6%	20.3%	20.6%	21.0%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,511.1	$ 1,566.8
Provision for income taxes	327.3	282.5
Interest expense, net	208.5	245.6
Depreciation	639.1	610.9
Amortization	317.2	312.0
EBITDA	$ 3,003.2	$ 3,017.8
Special (gains) and charges impacting EBITDA	199.7	9.4
Adjusted EBITDA	$ 3,202.9	$ 3,027.2

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	Second Quarter Ended June 30
	2019			2018
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,393.9	($27.3)	$ 1,366.6	$ 1,290.2	($1.6)	$ 1,288.6
Global Institutional	1,323.5	(3.3)	1,320.2	1,277.5	-	1,277.5
Global Energy	840.4	-	840.4	831.0	(0.2)	830.8
Other	230.5	(0.2)	230.3	216.8	-	216.8
Subtotal at fixed currency rates	3,788.3	(30.8)	3,757.5	3,615.5	(1.8)	3,613.7
Currency impact	(28.9)			74.1
Consolidated reported GAAP net sales	$ 3,759.4			$ 3,689.6

Operating Income
Global Industrial	$ 208.7	$ 0.8	$ 209.5	$ 162.8	($0.8)	$ 162.0
Global Institutional	258.9	4.5	263.4	247.0	-	247.0
Global Energy	88.9	-	88.9	86.4	0.9	87.3
Other	44.1	(0.1)	44.0	39.0	-	39.0
Corporate	(39.8)	-	(39.8)	(42.0)	-	(42.0)
Adjusted at fixed currency rates	560.8	5.2	566.0	493.2	0.1	493.3
Special (gains) and charges	57.8			12.0
Reported OI at fixed currency rates	503.0			481.2
Currency impact	(4.4)			13.4
Consolidated reported GAAP operating income	$ 498.6			$ 494.6

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Non-GAAP Financial Measures

	Six Months Ended June 30
	2019			2018
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 2,683.1	($49.1)	$ 2,634.0	$ 2,480.4	($9.4)	$ 2,471.0
Global Institutional	2,538.8	(6.5)	2,532.3	2,464.5	-	2,464.5
Global Energy	1,652.1	(0.1)	1,652.0	1,657.5	(2.5)	1,655.0
Other	437.3	(0.2)	437.1	409.2	(0.1)	409.1
Subtotal at fixed currency rates	7,311.3	(55.9)	7,255.4	7,011.6	(12.0)	6,999.6
Currency impact	(46.5)			148.9
Consolidated reported GAAP net sales	$ 7,264.8			$ 7,160.5

Operating Income
Global Industrial	$ 356.2	$ 2.2	$ 358.4	$ 284.8	($1.6)	$ 283.2
Global Institutional	454.8	6.5	461.3	442.7	-	442.7
Global Energy	167.3	-	167.3	155.0	2.1	157.1
Other	74.3	(0.1)	74.2	66.0	-	66.0
Corporate	(79.6)	-	(79.6)	(84.2)	-	(84.2)
Adjusted at fixed currency rates	973.0	8.6	981.6	864.3	0.5	864.8
Special (gains) and charges	101.7			38.0
Reported OI at fixed currency rates	871.3			826.3
Currency impact	(5.5)			22.6
Consolidated reported GAAP operating income	$ 865.8			$ 848.9

Please see Ecolab’s news release dated July 30, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures.	12